Intangible assets	9 Months Ended
Sep. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets	Intangible assets
The carrying amount of Intangible Assets as of September 30, 2024 and December 31, 2023 is as follows:

	September 30, 2024	December 31, 2023
	(in thousands)
Cost
Customer relationships	$4,119,115	$4,090,393
Order backlog	544,546	541,302
Trade names & brands	204,666	204,653
Patient database	170,501	170,366
Technology assets	151,306	141,257
Total cost	5,190,134	5,147,971
Accumulated amortization	(1,584,320)	(1,292,106)
Net book value	$3,605,814	$3,855,865

In the nine months ended September 30, 2024, the amortization expense recognized by the Company was $291.0 million (nine months ended September 30, 2023: $343.9 million and year ended December 31, 2023: $459.9 million). The decrease in amortization in the nine months ended September 30, 2024 is the result of Order Backlog ($500.0 million) and Trade Name ($202.0 million) intangible assets recognized with the PRA merger being fully amortized as of July 1, 2024.

On January 9, 2024, the Company acquired HumanFirst. The acquisition resulted in the recognition of a developed technology intangible asset of $9.9 million. Refer to note 5. Goodwill for further details.

On August 19, 2024, the Company acquired KCR. The acquisition resulted in the preliminary recognition of intangible assets of $30.8 million. The purchase price allocation, as of the date of acquisition, was based on a preliminary valuation and may be subject to revision. Refer to note 5. Goodwill for further details.
The identifiable intangible assets are amortized over their estimated useful lives.